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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) MAY 8, 2006

                           STELLAR TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)

                000-33099                                 84-1553046
        (Commission File Number)               (IRS Employer Identification No.)

  7935 AIRPORT PULLING ROAD, SUITE 201
               NAPLES, FL                                    34109
(Address of Principal Executive Offices)                   (Zip Code)

                                 (239) 592-1816
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The information provided in Item 3.02 regarding the issuance of the convertible preferred stock and warrants and issuance of the convertible preferred stock in exchange for outstanding notes is hereby incorporated by reference.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     Between May 8 and May 11, 2006, pursuant to separate securities purchase agreements, we sold shares of our Series B Convertible Preferred Stock convertible into 5,000,000 shares of common stock and warrants to purchase an additional 2,500,000 shares of common stock for aggregate gross cash proceeds of $750,000. The securities were sold in units consisting of one (1) share of Series B Convertible Preferred Stock (the "Series B Shares") and a warrant to purchase fifty (50) shares of common stock at a purchase price of $15.00 per unit. The foregoing securities were issued in an offering (the "Offering") solely to certain overseas investors who are not "U.S. persons" of up $4,500,000 of units consisting of 300,000 Series B Shares convertible into an aggregate of 30,000,000 shares of common stock and warrants to purchase up to an aggregate of 15,000,000 shares of common stock. We have reserved the right to offer and sell additional units for an aggregate purchase price in excess of $4,500,000 to cover any over-allotments. Montex Exploration, Inc., a holder of more than 5% of our common stock, invested in the Offering on terms identical to the other investors participating in the Offering. As of the date of this report, we have sold an aggregate of 66,000 Units for gross cash proceeds of $990,000.

     The Series B Shares have an original issue price of $15.00 per share and are convertible at anytime at the option of the holder into shares of common stock at a conversion price of $0.15 per share. Accordingly, each Series B Share is initially convertible into 100 shares of common stock. The Series B Shares automatically convert into shares of common stock in the event that (i) the average closing price of the Company's common stock over 20 consecutive trading days equals or exceeds $0.75 per share; and (ii) the shares of common stock issuable upon conversion of the Series B Shares are either subject to an effective registration statement permitting the public resale of such shares under the Securities Act of 1933, as amended (the "Securities Act"), or transferable pursuant to Rule 144(k) promulgated under the Act. The conversion price will be adjusted for stock splits, combinations, recapitalization and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation, lawful provision shall be made so that upon conversion of the Series B Shares the holder shall be entitled to receive the number of shares of stock or other securities or property of the successor entity that such holder would have been entitled to receive if the Series B Shares had been converted immediately prior to such transaction.

     Each warrant is immediately exercisable into fifty (50) shares of common stock at an exercise price of $0.40 per share for a term of three years. The exercise price of the warrants will be adjusted for stock splits, combinations, recapitalization and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation (other than a merger


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with a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), all holders of the warrants shall be given at least fifteen (15) days notice of such transaction and shall be permitted to exercise the warrants during such fifteen (15) day period. Upon expiration of such fifteen (15) day period, the warrants shall terminate.

     The units were sold in a private placement transaction to a limited number of accredited investors who are not "U.S. persons" pursuant to the exemption from registration provided by Rules 901 and 903 of Regulation S under the Securities Act. We paid consulting fees consisting of $60,000 and warrants to purchase 400,000 shares of common stock (equal to 8% of the shares issuable upon conversion of the preferred stock included in the units) at an exercise price of $0.40 per share. The other material terms of these warrants are identical to the terms of the warrants issued to investors in the Offering and described above.

     We have agreed to include the shares of common stock issuable upon conversion of the Series B Shares or exercise of the warrants sold in the Offering in any registration statement we file under the Securities Act (excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms) in order to permit the public resale of such shares.

     Effective May 1, 2006, we issued 13,500 Series B Shares to Alta Fin, BV in consideration of the cancellation of $202,500 of principal and accrued interest due under a $200,000 principal amount convertible note dated March 16, 2006 pursuant to an exchange agreement. The forgoing Series B Shares were sold in a private placement transaction to one accredited investor who is not a "U.S. person" pursuant to the exemption from registration provided by Rules 901 and 903 of Regulation S under the Securities Act.

     The descriptions of the securities purchase agreements, the Series B Shares, the warrants and the exchange agreement set forth above are qualified in their entirety by reference to a copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     During a regulatory review of our financial statements included in a registration statement on Form SB-2 we filed with the Securities and Exchange Commission, the Division of Corporate Finance of the SEC requested that we analyze the conversion features and registration rights provisions related to the convertible note and warrants we issued in April 2005, the convertible notes and warrants we issued in June 2004, and the convertible preferred stock and warrants we issued in February 2004 to determine whether any of the forgoing were embedded derivatives that should be accounted for as derivative liabilities in accordance with the guidance provided in SFAS No. 133 and EITF Issue 00-19. After analyzing the forgoing issues, on or about May 10, 2006 we determined that certain of these instruments should be accounted for as derivative liabilities and, accordingly, we needed to restate our financial statements for the quarterly periods ended March 31, 2004, September 30, 2004, December 31, 2004, March 31, 2005, September 30, 2005 and December 31, 2005 which were included in our Quarterly Reports on Form 10-QSB for the periods ended March 30, 2004, September 30, 2004, as amended,


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December 31, 2004 as amended, March 31, 2005, as amended, September 30, 2005, and December 31, 2005, respectively, and for the fiscal years ended June 30, 2004 and June 30, 2005 which were included our Annual Reports on Form 10-KSB for the periods ended June 30, 2004 and June 30, 2005, respectively, and that such financial statements should no longer be relied upon.

     Our Chief Financial Officer and Board of Directors discussed the matters disclosed above with our independent accountant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.   Description of Exhibit
-----------   ----------------------

10.1 Form of Securities Purchase Agreement by and between the Company and Purchasers of Units consisting of Series B Convertible Preferred Stock and Warrants. (incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed May 4, 2006)

10.2 Form of Reg S Warrant issued to Purchasers of Units and advisors in Unit Offering consisting of Series B Convertible Preferred Stock and Warrants. (incorporated by reference to Exhibit 10.4 to the Registrant's Current Report on Form 8-K filed March 24, 2006)

10.3 Exchange Agreement dated May 1, 2006 by and between the Company and Alta Fin, BV.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Stellar Technologies, Inc.


Date: May 12, 2006                      By: /s/ John E. Baker
                                            ------------------------------------
                                            John E. Baker
                                            Chief Financial Officer


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